Fixed Assets, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Property Plant And Equipment [Abstract]
Computer equipment and software	$ 9,563	$ 8,898
Office furniture and equipment	1,428	1,408
Automobiles	36	34
Leasehold improvements	1,912	1,789
Property, Plant and Equipment, Gross, Total	12,939	12,129
Less accumulated depreciation	(10,788)	(10,136)
Fixed assets, net	$ 2,151	$ 1,993	[1]

[1]	Certain amounts as of December 31, 2016 have been restated for immaterial corrections of identified errors related to the calculation of gain on sale of containers, net, to properly account for lease concessions (see Note 2 "Immaterial Correction of Errors in Prior Periods") and to reclassify debt balances to conform with the 2017 presentation.